UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

November 26, 2014 (November 25, 2014)

Date of Report (Date of earliest event reported)

Caesars Entertainment

Operating Company, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-10413	75-1941623
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Caesars Palace Drive

Las Vegas, Nevada 89109

(Address of principal executive offices) (Zip Code)

(702) 407-6000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

Caesars Entertainment Operating Company, Inc. (“CEOC”) is party to the Collateral Agreement dated as of December 24, 2008 (the “Collateral Agreement”) by and among CEOC, the subsidiary parties party thereto (together with CEOC, the “Pledgors”) and Delaware Trust Company, as successor collateral agent (the “Second Lien Collateral Agent”) for the secured parties covered by the Collateral Agreement.

On November 25, 2014, the Pledgors granted to the Second Lien Collateral Agent, for the benefit of holders of CEOC’s second priority senior secured notes, a security interest in and lien on all such Pledgors’ right, title and interest in and to, to the extent existing, the alleged Commercial Tort Claims substantially identified on Exhibit A to the Amended and Restated Waiver Agreement dated as of August 12, 2014 that was filed as Exhibit 10.1 to CEOC’s Current Report on Form 8-K dated September 19, 2014 and proceeds thereof. On September 25, 2014, the Pledgors had previously granted to Credit Suisse AG, Cayman Islands Branch, as collateral agent for CEOC’s senior secured credit facilities and first priority senior secured notes, a security interest in and related liens on such alleged Commercial Tort Claims. In each case, the granting of the security interests and related liens is not an acknowledgement or admission by any Pledgor or any other person or entity that any of the alleged Commercial Tort Claims does in fact have any merit or value, or that any Pledgor has any right, title or interest therein or standing to bring any or all of the alleged claims.

The information set forth in this Item 7.01 of this Current Report on Form 8-K is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any of CEOC’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing. The filing of this Item 7.01 of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information herein that is required to be disclosed solely by reason of Regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAESARS ENTERTAINMENT OPERATING COMPANY, INC.

Date: November 26, 2014	By:	/s/ SCOTT E. WIEGAND
		Name:	Scott E. Wiegand
		Title:	Senior Vice President, Deputy General Counsel and Corporate Secretary